OTHER LONG TERM ASSETS	6 Months Ended
Jun. 30, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS	OTHER LONG TERM ASSETS
Other long term assets comprise of the following items:

(in thousands of $)	June 30, 2020	December 31, 2019
Collateral deposits on swap agreements	48,760	17,520
Capital improvements in progress	16,633	30,642
Value of acquired charter-out contracts, net	11,963	13,407
Long term receivables	1,880	1,880
Other	800	799
Allowance for expected credit losses*	(12)	—
Total Other Long Term Assets	80,024	64,248

*See Note 1: Interim financial data and Note 17: Allowance for expected credit losses.

Collateral deposits exist on our interest rate, cross currency interest rate and cross currency swaps. Further amounts may be called upon during the term of the swaps if interest rates or currency rates move more adversely.
Capital improvements in progress comprise of advances paid and costs incurred in respect of vessel upgrades in relation to EGCS and BWTS on 14 vessels (2019: nine vessels). This is recorded in other long term assets until such time as the equipment is installed on a vessel, at which point it is transferred to "Vessels and equipment, net" or "Investment in sales-type leases and direct financing leases'. In the six months ended June 30, 2020, the Company transferred costs of $32.1 million in respect of 10 vessels to "Vessels and equipment, net" and $22.2 million in respect of three vessels recorded as "Vessels under finance lease, net".
During 2018, the Company purchased four container vessels, Thalassa Mana, Thalassa Tyhi, Thalassa Doxa and Thalassa Axia
with each vessel subject to pre-existing time charters. A value of $18.0 million was assigned to these charters on acquisition. During the six months ended June 30, 2020 the amortization charged to time charter revenue was $1.4 million (Six months ended June 30, 2019 : $1.4 million).